Exhibit 10.1

March 7, 2016

VIA ELECTRONIC MAIL

AND FACSIMILE

Hampshire Group, Limited

114 West 41st Street

New York, NY 10036

Re: Temporary Extension of Forbearance Termination Date/Maturity Date

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of September 26, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hampshire Group, Limited, a Delaware corporation, Hampshire Brands, Inc., a Delaware corporation, Hampshire International, LLC, a Delaware limited liability company and Scott James, LLC, a Delaware limited liability company (collectively, the “Borrowers”), Salus CLO 2012-1, LTD. (“Salus CLO”) and Salus Capital Partners, LLC (collectively, the “Lenders”) and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent for the Lenders (in such capacity, the “Agent”), and (ii) that certain Forbearance Agreement and Fifth Amendment to Credit Agreement, dated as of November 20, 2015 (the “Forbearance Agreement”), by and among the Borrowers, Lenders and Agent. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement or the Forbearance Agreement, as applicable.

The Borrowers have informed the Agent and Lenders that they have reached agreement with Accord Capital on a senior credit facility (the “Senior Credit Facility”) and also reached agreement with providers of junior capital on a subordinated credit facility (the “Subordinated Credit Facility”, together with the Senior Credit Facility, collectively, the “New Credit Facilities”). The Borrowers hereby agree, upon Agent’s request, to permit the Agent to discuss the status of the transactions contemplated by the New Credit Facilities with the Accord Capital and/or the junior capital providers.

Upon the closing of New Credit Facilities, the proceeds and fundings thereunder will be used to pay off in full the Obligations under the Credit Agreement. The Borrowers have informed the Agent and Lenders that they are in the process of negotiating definitive loan documentation for the New Credit Facilities. In order to afford time to finalize the definitive loan documentation under the New Credit Facilities, the Agent and Lenders hereby agree to extend each of the Forbearance Termination Date under the Forbearance Agreement and the Maturity Date under the Credit Agreement from February 29, 2016 to April 4, 2016; provided, however, if the Agent and Lenders are notified by any of the Borrowers, Accord Capital or the providers of junior capital under the Subordinated Credit Facility that the Senior Credit Facility and/or Subordinated Credit Facility will not be completed by such lenders as currently contemplated then, in Agent’s sole discretion, the Forbearance Termination Date and Maturity Date shall be changed to the date of such notification. The Borrowers hereby agree to notify Agent immediately (i) if any of the prospective lenders under the Senior Credit Facility or Subordinated Credit Facility notify the Borrowers that they do not intend to consummate the financings under the Senior Credit Facility or Subordinated Credit Facility, or require any closing conditions not customary for transactions of this type, or (ii) if the management of the Borrowers determine that it is unlikely that the Senior Credit Facility or Subordinated Credit Facility will not close and fund by April 4, 2016.

Except as expressly amended hereby, all terms and conditions of the Forbearance Agreement and Credit Agreement, and any and all exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent and Lenders pursuant thereto, shall remain unchanged and in full force and effect.

In consideration of the agreement of the Agent and Lenders hereunder, the Borrowers hereby agree to pay to the Agent, for the ratable benefit of the Lenders, an accommodation fee in the amount of $50,000, which fee is deemed fully earned and due and payable as of the date of this Letter Agreement; provided, however, that if the Obligations are paid in full on or before March 25, 2016 in accordance with the terms of a payoff letter provided by the Agent, the Agent and Lenders hereby agree to credit $25,000 of such accommodation fee towards the payoff amount of the Obligations.

The Borrowers hereby acknowledge and reaffirm their obligations under the Loan Documents, in each case as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. The Borrowers hereby confirm the security interests and liens granted by the Borrowers to the Agent, in and to the Collateral in accordance with the Credit Agreement and other Loan Documents as security for the Obligations.

EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, EACH LENDER, THEIR AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS LETTER AGREEMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAS AGAINST AGENT, ANY LENDER, AND THEIR AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS LETTER AGREEMENT.

Kindly acknowledge your acknowledgment and agreement to the foregoing by signing and returning a copy of this Letter Agreement to the attention of the undersigned. Thank you.

[Signature Page Follows]

Very truly yours,

SALUS CLO 2012-1, LTD.
as a Lender

By:	Salus Capital Partners II, LLC,
Its:	Collateral Manager

By:	/s/ Kyle Shonak
Name: Kyle Shonak
Title: President

SALUS CAPITAL PARTNERS, LLC
as a Lender, Administrative Agent
and Collateral Agent

By:	/s/ Kyle Shonak
Name: Kyle Shonak
Title: President

Letter Agreement Re:  Temporary Extension of Forbearance Termination Date

Acknowledged and Agreed:

HAMPSHIRE GROUP, LIMITED
as Lead Borrower

By: /s/ William Drozdowski
Name: William Drozdowski
Title: Interim CFO

HAMPSHIRE BRANDS, INC.
as a Borrower

By: /s/ William Drozdowski
Name: William Drozdowski
Title: Interim CFO

HAMPSHIRE INTERNATIONAL, LLC
as a Borrower

By: /s/ William Drozdowski
Name: William Drozdowski
Title: Interim CFO

SCOTT JAMES, LLC
as a Borrower

By: /s/ William Drozdowski
Name: William Drozdowski
Title: Interim CFO

Letter Agreement Re:  Temporary Extension of Forbearance Termination Date